UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2023

Date of reporting period: October 31, 2023

Item 1. Reports to Stockholders.

(a)

ANNUAL REPORT

October 31, 2023

FORT PITT CAPITAL TOTAL RETURN FUND
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI  53201-0701
1-866-688-8775

Fort Pitt Capital Total Return Fund

Dear Fellow Shareholders,

As of October 31, 2023, the net asset value (“NAV”) of the Fort Pitt Capital Total Return Fund (the “Fund”) was $25.66 per share. Total return for the fiscal year ended October 31, 2023 (including a $2.2565 per share dividend paid in December 2022), was 4.07%. This compares with a total return of 10.14% for the S&P 500® Index (“S&P 500”) for the same period.

Looking back on 2022, the consensus among economists and market pundits was that the Federal Reserve’s aggressive tightening cycle would push the economy into a recession in 2023. So far, those recession calls have been wrong. Not only have we not experienced a recession, but GDP growth registered an impressive 4.9% annualized growth rate in the third quarter. The best explanation for the economic and financial market resiliency is how well-prepared consumers and larger corporations were for a higher interest rate environment. Smart borrowers used the historically low interest rate environment in the first half of 2020 to restructure and refinance their balance sheets. According to real estate brokerage firm, Redfin, roughly 80% of homeowners have a fixed rate mortgage and almost two-thirds of those mortgages have interest rates below 4%. Unless homeowners have been forced to move or relocate, they have been well-insulated from the pain of 8% mortgage rates. Large corporations raised massive amounts of capital in 2020 by issuing long-term bonds at rock-bottom interest rates. In fact, among S&P 500 nonfinancial firms, 92% of debt is fixed rate with a weighted average interest rate of only 3.2% and an average maturity of almost nine years. Obviously, the longer interest rates remain at elevated levels, the more consumers and companies will be impacted. But smart borrowing and refinancing activity in 2020 set the stage for better-than-expected outcomes in 2023.

Concentrated leadership has been a painfully evident trend in 2023. The “Magnificent Seven” (Apple, Microsoft, Google, Meta Platforms, Amazon, Nvidia, and Tesla) rebounded from a dismal showing in 2022 and accounted for nearly 85% of the return for the market-cap weighted S&P 500 Index during the fiscal year. A broader view of equity market outcomes reflects a much more challenging environment. At the index level, mid and small cap stocks, value stocks and the equally weighted S&P 500 Index all posted flat or negative returns for the fiscal year. While we do own a number of the mega-cap technology stocks, we don’t own them all and don’t hold them in the same concentrated weightings as the index. The narrowness of this year’s stock market rally has been a major headwind for well-diversified portfolios.

Our top five performing holdings for the fiscal year were Broadcom, Inc., Advanced Micro Devices, Inc., Microsoft Corp., Lam Research Corp., and Apollo Global Management, Inc. Broadcom was our top performer for the year, driven by demand sustainability across its core semiconductor end markets combined with investor enthusiasm for their market opportunity in custom “A.I.” – Artificial Intelligence chips. Shares of Advanced Micro Devices were well supported by strong adoption of their data center processors and a continuation of market share gains over key rival, Intel. Microsoft advanced as investors embraced their first-mover advantage in generative A.I. technology and the continued solid momentum in their cloud segment. Lam Research has benefitted from semiconductor fabrication plants running at high levels, which has helped their Customer Support Business Group. Apollo has benefited from the higher interest rate environment, given their focus on floating-rate private credit investments. Their third-quarter results reflected record fee-related and spread-related earnings as well as $153 billion of asset inflows over the trailing 12-month period.

Fort Pitt Capital Total Return Fund

Our bottom five performers were Charles Schwab Corp., PNC Financial Services Group, Inc., Bristol-Myers Squibb Co., Zebra Technologies Corp., and Target Corp. Charles Schwab and PNC were punished in March as investors indiscriminately reduced exposure to the banking sector after the collapse of Silicon Valley Bank and Signature Bank. Bristol-Myers suffered from generic competition for their multiple myeloma and anticoagulant drugs, as well as the company lowering medium-term revenue projections for their new products portfolio. Zebra Technologies is dealing with soft demand for their mobile computing products, asset tracking technologies, and RFID (radio frequency identification) solutions as customers push out new orders and upgrades amid budget tightening. Demand has been especially weak in the retail and e-commerce markets, where Zebra’s customers are working through excess inventory built up during pandemic-era demand. Target faced a plethora of headwinds this year. The business struggles with “shrink” or theft problems, which are difficult to absorb for a company with thin operating margins. Consumer spending patterns are shifting towards essentials and away from discretionary categories, representing more than half of Target’s revenue. In addition, their recent divisive merchandising decisions have the potential to negatively impact customer traffic and translate to longer-term market share losses. Given the wide range of uncertainties and challenges, we sold our Target position.

Annualized total return for the three years ended October 31, 2023, was 6.34%, compared to 10.36% for the S&P 500. Over the five-year period ended October 31, 2023, the Fund’s annualized total return was 6.28%, while the S&P 500’s annualized return was 11.01%. Over the ten-year period ended October 31, 2023, the Fund’s annualized total return was 7.89%, while the S&P 500’s annualized return was 11.18%. Since inception on December 31, 2001, through October 31, 2023, the Fund has produced a total return of 7.77% annualized (412.05% cumulative), compared to 8.20% annualized (459.14% cumulative) for the S&P 500. The annual gross operating expense ratio for the Fund is 1.14% (1.00% net, contractual through at least 2/27/24), as indicated in its most recently filed prospectus.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-688-8775. Performance data quoted does not reflect any redemption fees for shares purchased prior to the elimination of the Fund’s short-term redemption fees. If reflected, total returns would be reduced. Performance figures reflect fee waivers in effect. In the absence of waivers, total returns would be lower.

Substantial progress was made in 2023 on the market’s two most significant overhangs: inflation, and the Fed. The October inflation report showed the year-over-year change in headline inflation fell to 3.2% while annualized core CPI registered the lowest reading since September of 2021. While it will take more time to reach the Fed’s 2% inflation target, we’re encouraged by the downward trajectory since the peak of over 9% in June 2022. We anticipate further inflation declines moving forward as lagged shelter costs (which represent nearly a third of the CPI index) converge with current rent price increases, which are now back in line with long-term historical averages. In our view, cooling inflation and moderating job growth combined with tighter lending standards and credit conditions give the Fed cover to pause their hiking campaign, and we believe the July hike will represent the last increase of this cycle.

Fort Pitt Capital Total Return Fund

Declining inflationary pressures combined with reasonably healthy economic conditions provided a tailwind to equity markets in 2023. However, getting inflation down to the Fed’s 2% target will be challenging and leads us to believe that the final phase of this lengthy correction process will be a period of more significant economic weakness than we have experienced over the past few years. Getting to the 2% target will likely require a continued increase in the unemployment rate and a slowdown in consumer spending. Recent economic data has reflected a slowdown in the pace of job growth, wages have cooled, manufacturing activity has been in contraction territory for 12 consecutive months, and spending patterns indicate that low and middle-income consumers are close to depleting excess savings that have supported above-trend spending levels. Evidence of an economic slowdown is starting to mount, and we expect to see more broad-based weakness as we move into 2024.

While a period of economic weakness may be what’s required to normalize inflation and market interest rates, we don’t anticipate a deep, long-lasting recessionary outcome in 2024. The rationale for this view stems from how well insulated a large portion of the economy is from higher interest rates and an expectation that the labor market will remain fairly tight. There are currently more than 9.5 million job openings and companies have struggled to attract and retain workers for the last several years. We think these dynamics will keep corporations skittish from implementing large-scale layoffs even if we do hit an economic soft patch.

We anticipate 2024 to be the year when investors can finally put the lingering challenges of the Fed and inflation in the rearview mirror. Markets have started to price in expectations for the Federal Reserve to reverse course and cut interest rates substantially in 2024. Given our outlook for a softening economy and a continuation of fading inflationary pressures, we think current monetary policy rates will prove too restrictive at some point next year. We expect the combination of receding inflationary pressures and declining market interest rates set against the backdrop of an economy still strong enough to facilitate corporate earnings growth will translate to a positive environment for equity markets in 2024.

At the top of our New Year’s wish list is better market breadth and depth. Looking forward, we see plenty of opportunities within areas and sectors investors have passed over as they continue to pile in and chase the mega-cap tech rally. Given the extremes in positioning, index weightings, and valuations of the “Magnificent Seven” versus everything else, we feel the rational expectation points to a shift in focus to some of the unloved sectors. And given our diversified exposure, we are much better positioned for a market environment with broader participation.

Thank you for your continued support of our Fund.

Dan Eye
Portfolio Manager

Mutual fund investing involves risk; principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Small and medium-capitalization companies tend to have limited liquidity and greater price volatility than large capitalization companies. The Fund invests in foreign securities, which involve greater volatility and political, economic and

Fort Pitt Capital Total Return Fund

currency risks and differences in accounting methods. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

The opinions expressed are those of Dan Eye through the end of the period for this report, are subject to change, and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Diversification does not assure a profit nor protect against loss in a declining market.

The contributors/detractors listed above do not represent all securities purchased or sold during the period. To obtain a list showing the contribution of each holding to overall performance and the calculation methodology, please call 412-921-1822.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. It is not possible to invest directly in an index.

This information is intended for the shareholders of the Fund and is not for distribution to prospective investors unless preceded or accompanied by a current prospectus.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

For a complete list of Fund holdings, please refer to the schedule of investments section of this report.

Fort Pitt Capital Group, LLC is the Advisor to the Fort Pitt Capital Total Return Fund, which is distributed by Quasar Distributors, LLC.

Fort Pitt Capital Total Return Fund

Growth of Hypothetical $10,000 Investment at October 31, 2023
vs.
S&P 500® Index

	Average Annual Total Return[1]
				Since
				Inception
	One Year	Five Year	Ten Year	12/31/01
Fort Pitt Capital Total Return Fund	4.07%	6.28%	7.89%	7.77%
S&P 500® Index	10.14%	11.01%	11.18%	8.20%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-688-8775.

Returns reflect reinvestment of dividends and capital gains distributions. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment. If it did, total returns would be reduced.

1   Average Annual Total Return represents the average change in account value over the periods indicated.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

Fort Pitt Capital Total Return Fund

ALLOCATION OF PORTFOLIO INVESTMENTS
at October 31, 2023 (Unaudited)

Percentages represent market value as a percentage of total investments.

EXPENSE EXAMPLE
at October 31, 2023 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (5/1/23 – 10/31/23).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Fort Pitt Capital Total Return Fund

EXPENSE EXAMPLE (Continued)
at October 31, 2023 (Unaudited)

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	5/1/23	10/31/23	5/1/23 – 10/31/23
Actual	$1,000.00	$ 979.40	$4.99
Hypothetical	$1,000.00	$1,020.16	$5.09
(5% return before expenses)

*
Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

Fort Pitt Capital Total Return Fund

SCHEDULE OF INVESTMENTS
at October 31, 2023

COMMON STOCKS – 97.41%	Shares	Value

Aerospace/Defense – 1.50%
RTX Corp.	10,665	$868,025

Applications Software – 6.33%
Microsoft Corp.	10,802	3,652,264

Brewery – 2.48%
Constellation Brands, Inc. – Class A	6,124	1,433,935

Commercial Services – 1.62%
GXO Logistics, Inc.*	18,522	935,546

Computer Aided Design – 0.27%
ANSYS, Inc.*	562	156,382

Computers – 2.58%
Apple, Inc.	8,730	1,490,822

Consumer Products – Miscellaneous – 2.55%
Kimberly-Clark Corp.	12,281	1,469,299

Diagnostic Equipment – 4.99%
Danaher Corp.	5,635	1,082,033
Thermo Fisher Scientific, Inc.	4,045	1,799,095
		2,881,128

Diversified Manufacturing – 6.82%
Parker-Hannifin Corp.	10,677	3,938,852

Electronic Components – Semiconductor – 12.15%
Advanced Micro Devices, Inc.*	35,532	3,499,902
Broadcom, Inc.	1,255	1,055,919
Texas Instruments, Inc.	17,314	2,458,761
		7,014,582

Finance – Investment Banker/Broker – 3.55%
Charles Schwab Corp.	39,363	2,048,451

Industrial Automation/Robot – 4.21%
Rockwell Automation, Inc.	9,256	2,432,569

Instruments – Controls – 5.49%
Honeywell International, Inc.	17,289	3,168,382

Insurance Brokers – 6.99%
Arthur J. Gallagher & Co.	17,123	4,032,295

The accompanying notes are an integral part of these financial statements.

Fort Pitt Capital Total Return Fund

SCHEDULE OF INVESTMENTS (Continued)
at October 31, 2023

COMMON STOCKS – 97.41% (Continued)	Shares	Value

Investment Management/Advisor Services – 2.72%
Apollo Global Management, Inc.	20,244	$1,567,695

Lasers – Systems/Components – 2.50%
Coherent Corp.*	48,734	1,442,526

Machinery-Farm – 1.88%
Deere & Co.	2,977	1,087,677

Medical – Drugs – 4.01%
Bristol-Myers Squibb Co.	23,183	1,194,620
Merck & Co, Inc.	10,897	1,119,122
		2,313,742

Medical Products – 4.44%
Abbott Laboratories	27,104	2,562,683

Office Automation and Equipment – 0.49%
Zebra Technologies Corp. – Class A*	1,360	284,825

Pipelines – 1.71%
Kinder Morgan, Inc.	61,034	988,751

Private Equity – 2.51%
Blackstone, Inc.	15,673	1,447,402

Retail – Apparel/Shoes – 1.88%
Lululemon Athletica, Inc.*	2,756	1,084,431

Retail – Building Products – 1.96%
Lowe’s Cos., Inc.	5,941	1,132,176

Retail – Gardening Products – 0.78%
Tractor Supply Co.	2,345	451,553

Semiconductor Equipment – 1.36%
Lam Research Corp.	1,332	783,509

Super-Regional Banks – U.S. – 3.85%
PNC Financial Services Group, Inc.	19,403	2,221,061

Telecommunication Equipment – 2.99%
Ciena Corp.*	40,843	1,723,575

Web Portals/ISP – 2.80%
Alphabet, Inc. – Class A*	13,038	1,617,755
TOTAL COMMON STOCKS
(Cost $29,137,324)		56,231,893

The accompanying notes are an integral part of these financial statements.

Fort Pitt Capital Total Return Fund

SCHEDULE OF INVESTMENTS (Continued)
at October 31, 2023

REIT: 1.45%	Shares	Value

Real Estate – 1.45%
Gaming and Leisure Properties, Inc.	18,521	$840,668
TOTAL REIT
(Cost $944,106)		840,668

MONEY MARKET FUND – 1.12%

Money Market Fund – 1.12%
Invesco STIT-Government & Agency Portfolio –
Institutional Class, 5.272% †	644,908	644,908
TOTAL MONEY MARKET FUND
(Cost $644,908)		644,908
Total Investments
(Cost $30,726,338) – 99.98%		57,717,469
Other Assets in Excess of Liabilities – 0.02%		9,294
TOTAL NET ASSETS – 100.00%		$57,726,763

*	Non-income producing security.
†	Rate shown is the 7-day annualized yield at October 31, 2023.
REIT – Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Fort Pitt Capital Total Return Fund

STATEMENT OF ASSETS AND LIABILITIES
at October 31, 2023

ASSETS
Investments, at market value (cost $30,726,338)	$57,717,469
Receivables:
Fund shares sold	2,495
Dividends and interest	124,114
Prepaid expenses	10,095
Total assets	57,854,173

LIABILITIES
Due to advisor	27,914
Fund shares redeemed	502
Administration and fund accounting fees	29,656
Audit fees	21,000
Transfer agent fees and expenses	19,936
Shareholder reporting fees	10,812
Trustee fees and expenses	5,142
Chief Compliance Officer fee	5,000
Custody fees	2,680
Accrued expenses	2,389
Legal fees	2,379
Total liabilities	127,410

NET ASSETS	$57,726,763

COMPONENTS OF NET ASSETS
Paid-in capital	$20,981,322
Total distributable earnings	36,745,441
Total net assets	$57,726,763
Shares outstanding
(unlimited number of shares authorized, par value $0.01)	2,249,270
Net Asset Value, Redemption Price and Offering Price Per Share	$25.66

The accompanying notes are an integral part of these financial statements.

Fort Pitt Capital Total Return Fund

STATEMENT OF OPERATIONS
For the year ended October 31, 2023

INVESTMENT INCOME
Income
Dividends	$1,150,421
Interest	40,706
Total investment income	1,191,127

Expenses
Advisory fees (Note 4)	491,110
Administration and fund accounting fees (Note 4)	86,744
Transfer agent fees and expenses (Note 4)	63,169
Registration fees	21,367
Audit fees	21,000
Trustee fees and expenses	18,412
Custody fees (Note 4)	15,084
Chief Compliance Officer fees (Note 4)	15,000
Legal fees	9,616
Miscellaneous expense	6,777
Shareholder reporting	5,221
Insurance expense	2,908
Total expenses before fee waiver	756,408
Less: fee waiver from Advisor (Note 4)	(110,211)
Net expenses	646,197
Net investment income	544,930

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments	9,274,850
Change in unrealized appreciation/(depreciation) on investments	(6,779,243)
Net realized and unrealized gain on investments	2,495,607
Net increase in net assets resulting from operations	$3,040,537

The accompanying notes are an integral part of these financial statements.

Fort Pitt Capital Total Return Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	October 31, 2023	October 31, 2022
OPERATIONS
Net investment income	$544,930	$498,520
Net realized gain on investments	9,274,850	4,869,792
Change in unrealized appreciation/(depreciation)
on investments	(6,779,243)	(19,079,745)
Net increase/(decrease) in net assets
resulting from operations	3,040,537	(13,711,433)

DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions to shareholders	(5,379,943)	(5,815,540)
Total distributions	(5,379,943)	(5,815,540)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,236,699	1,923,188
Proceeds from shares issued in reinvestment of dividends	5,346,504	5,803,571
Cost of shares redeemed	(11,117,685)	(10,610,432)
Net decrease in net assets resulting from
capital share transactions	(4,534,482)	(2,883,673)
Total decrease in net assets	(6,873,888)	(22,410,646)

NET ASSETS
Beginning of year	64,600,651	87,011,297

End of year	$57,726,763	$64,600,651

CHANGES IN SHARES OUTSTANDING
Shares sold	46,462	64,326
Shares issued in reinvestment of dividends	206,988	175,334
Shares redeemed	(413,650)	(349,954)
Net decrease in Fund shares outstanding	(160,200)	(110,294)
Shares outstanding, beginning of year	2,409,470	2,519,764
Shares outstanding, end of year	2,249,270	2,409,470

The accompanying notes are an integral part of these financial statements.

Fort Pitt Capital Total Return Fund

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

	For the Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value,
beginning of year	$26.81	$34.53	$25.06	$27.35	$25.81
Income from
investment operations:
Net investment income	0.24	0.21	0.20	0.28	0.29
Net realized and unrealized
gain/(loss) on investments	0.87	(5.59)	9.53	(0.34)	2.89
Total from
investment operations	1.11	(5.38)	9.73	(0.06)	3.18
Less dividends:
Dividends from
net investment income	(0.22)	(0.20)	(0.26)	(0.28)	(0.26)
Dividends from
net realized gains	(2.04)	(2.14)	—	(1.95)	(1.38)
Total dividends	(2.26)	(2.34)	(0.26)	(2.23)	(1.64)
Redemption fees	—	—	—	0.00 #	0.00 #
Net asset value, end of year	$25.66	$26.81	$34.53	$25.06	$27.35
Total return[1]	4.07%	-16.87%	39.00%	-0.76%	13.60%
Supplemental data
and ratios:
Net assets, end of year	$57,726,763	$64,600,651	$87,011,297	$69,386,500	$73,606,705
Ratio of net expenses
to average net assets:
Before fee waivers	1.17%	1.14%	1.15%	1.39%	1.38%
After fee waivers	1.00%	1.00%	1.04%	1.24%	1.24%
Ratio of net investment income
to average net assets:
Before fee waivers	0.67%	0.53%	0.48%	0.93%	0.96%
After fee waivers	0.84%	0.67%	0.59%	1.08%	1.10%
Portfolio turnover rate	19%	14%	4%	8%	13%

#	Amount is less than $0.01 per share.
[1]	Total return reflects reinvested dividends but does not reflect the impact of taxes.

The accompanying notes are an integral part of these financial statements.

Fort Pitt Capital Total Return Fund

NOTES TO FINANCIAL STATEMENTS
at October 31, 2023

NOTE 1 – ORGANIZATION

The Fort Pitt Capital Total Return Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The Fund began operations on December 31, 2001.

The investment goal of the Fund is to seek to realize a combination of long-term capital appreciation and income that will produce maximum total return. The Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stocks of domestic (U.S.) companies and fixed income investments.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 3.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The tax returns of the Fund’s prior three fiscal years are open for examination. Management has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax events relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified with the capital accounts based on their Federal tax treatment.

Fort Pitt Capital Total Return Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. There were no reclassifications during the year ended October 31, 2023.

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
REITs: The Fund has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in their annual distribution to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

G.
Events Subsequent to the Fiscal Year End: In preparing the financial statements as of October 31, 2023, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements. Management has determined there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities: The Fund’s investments are carried at fair value. Equity securities, including common stocks and real estate investment trusts, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily

Fort Pitt Capital Total Return Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Investment Companies: Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the funds and will be classified in level 1 of the fair value hierarchy.

Short-Term Securities: Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices. To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (the “Board”) has adopted a valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s net asset value (“NAV”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Fund’s investment advisor, Fort Pitt Capital Group, LLC (the “Advisor”), as the “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5, subject to the Board’s oversight. The Advisor, as Valuation Designee is, authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities is not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s securities as of October 31, 2023:

	Level 1	Level 2	Level 3	Total
Common Stocks
Communications	$3,341,330	$—	$—	$3,341,330
Consumer, Cyclical	2,668,160	—	—	2,668,160
Consumer, Non-cyclical	10,660,786	—	—	10,660,786
Energy	988,751	—	—	988,751
Financial	11,316,904	—	—	11,316,904
Industrial	13,873,577	—	—	13,873,577
Technology	13,382,385	—	—	13,382,385
Total Common Stocks	56,231,893	—	—	56,231,893
REIT	840,668	—	—	840,668
Money Market Fund	644,908	—	—	644,908
Total Investments	$57,717,469	$—	$—	$57,717,469

Refer to the Fund’s schedule of investments for a detailed break-out of securities by industry classification.

Fort Pitt Capital Total Return Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on the Fund’s financial statements.

In October 2022, the Securities and Exchange Commission (the “SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that the Fund tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment management services under an investment advisory agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.76%, based upon the average daily net assets of the Fund. For the year ended October 31, 2023, the Fund incurred $491,110 in advisory fees.

The Fund is responsible for its own operating expenses. The Advisor has agreed to contractually reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions, and extraordinary expenses) to 1.00% of average daily net assets. Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval. Such reimbursement may not be paid prior to a Fund’s payment of current ordinary operating expenses. For the year ended October 31, 2023, the Advisor reduced its fees in the amount of $110,211; no amounts were reimbursed to the Advisor. The Advisor may recapture portions of the amounts shown below no later than the corresponding dates:

Date	Amount
10/31/2024	$93,290
10/31/2025	102,748
10/31/2026	110,211
$306,249

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”) serves as the Fund’s administrator, fund accountant and transfer agent. U.S. Bank N.A. serves as custodian

Fort Pitt Capital Total Return Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

(the “Custodian”) to the Fund. The Custodian is an affiliate of Fund Services. Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees. The officers of the Trust, including the Chief Compliance Officer, are employees of Fund Services. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the year ended October 31, 2023, are disclosed in the statement of operations.

The Fund has entered into agreements with various brokers, dealers and financial intermediaries to compensate them for transfer agent services that would otherwise be executed by Fund Services. These sub-transfer agent services include pre-processing and quality control of new accounts, maintaining detailed shareholder account records, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The Fund expensed $12,831 of sub-transfer agent fees during the year ended October 31, 2023. These fees are included in the transfer agent fees and expenses amount disclosed in the statement of operations.

Quasar Distributors, LLC (“Quasar”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar is a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, doing business as ACA Foreside, a division of ACA Group.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2023, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $11,825,187 and $21,508,985, respectively. There were no purchases and sales of U.S. government securities during the year ended October 31, 2023.

NOTE 6– INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during years ended October 31, 2023 and October 31, 2022 was as follows:

	October 31, 2023	October 31, 2022
Ordinary income	$525,014	$509,247
Long-term capital gains	4,854,929	5,306,293

As of October 31, 2023, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$30,732,259
Gross tax unrealized appreciation	27,971,031
Gross tax unrealized depreciation	(985,821)
Net tax unrealized appreciation (a)	26,985,210
Undistributed ordinary income	570,061
Undistributed long-term capital gain	9,190,170
Total distributable earnings	9,760,231
Total accumulated earnings/(losses)	$36,745,441

(a)	The difference between book-basis and tax-basis net unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

Fort Pitt Capital Total Return Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 7 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect the Fund’s net asset value and total return. The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

•
General Market Risk: Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in a Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including: inflation (or expectations for inflation); interest rates; global demand for particular products or resources; natural disasters or events; pandemic diseases; terrorism; regulatory events; and government controls. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. The global recovery from COVID-19 is proceeding at slower than expected rates due to the emergence of variant strains and may last for an extended period of time. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

•
Sector Emphasis Risks: Securities of companies in the same or related businesses, if comprising a significant portion of the Fund’s portfolio, could react in some circumstances negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if such business comprised a lesser portion of the Fund’s portfolio.

•
Equity Securities Risks: The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. In addition, as noted below, certain sectors of the market may be “out of favor” during a particular time period which can result in volatility in equity price movements. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions.

•
Large Capitalization Company Risks: Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. In addition, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•
Small- and Medium-Capitalization Company Risks: The risks associated with investing in small and medium capitalization companies, which have securities that may trade less frequently and in smaller volumes than securities of larger companies.

•	Credit Risks: An issuer may be unable or unwilling to make timely payments of principal and interest or to otherwise honor its obligations.

Fort Pitt Capital Total Return Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

•
American Depositary Receipts Risks: Investing in ADRs may involve risks in addition to the risks in domestic investments, including less regulatory oversight and less publicly-available information, less stable governments and economies, and non-uniform accounting, auditing and financial reporting standards.

•
U.S. Government Obligations Risks: U.S. Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk. Securities issued by certain U.S. Government agencies and U.S. Government-sponsored enterprises are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States. If a government-sponsored entity is unable to meet its obligation, the performance of the Fund may be adversely impacted.

•
Investment Company Risks: When the Fund invests in an ETF or mutual fund, it will bear additional expenses based on its pro rata share of the ETF’s or mutual fund’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF or mutual fund generally reflects the risks of owning the underlying securities the ETF or mutual fund holds. The Fund also will incur brokerage costs when it purchases ETFs.

NOTE 8 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of October 31, 2023, Charles Schwab & Co., for the benefit of their customers, owned 72.17% of the outstanding shares of the Fund.

NOTE 9 – TRUSTEES AND OFFICERS

At a meeting held on June 22-23, 2023, the Board of Trustees of the Trust appointed Ms. Lillian A. Kabakali the Assistant Secretary of the Trust, effective July 10, 2023. Effective July 20, 2023, Mr. Michael L. Ceccato retired from his service as Vice President, Chief Compliance Officer and Anti-Money Laundering Officer of the Trust. At a meeting held on July 20, 2023, the Board of Trustees of the Trust appointed Joseph Kolinsky as the successor Vice President, Chief Compliance Officer and Anti-Money Laundering Officer of the Trust, effective July 20, 2023.

Effective October 18, 2023, Mr. Ray Woolson retired from his service as Trustee and Chairman of the Board of Trustees of the Trust (the “Board”) to attend to health-related matters. At the recommendation of the Nominating and Governance Committee, on October 24, 2023, the Board appointed Mr. David Mertens as the successor Chairman of the Board, and Ms. Michele Rackey was appointed as Chairman of the Nominating and Governance Committee of the Board.

NOTE 10 – OTHER TAX INFORMATION (Unaudited)

The Fund declared a distribution to be paid, on December 12, 2023, to shareholders of record on December 11, 2023 as follows:

Ordinary Income	Short-Term Capital Gains	Long-Term Capital Gains
$0.24689881	$0.04305	$4.36697

Fort Pitt Capital Total Return Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 11 – REPORT OF THE FUND’S SPECIAL SHAREHOLDER MEETING (Unaudited)

A Special Meeting of Shareholders of the Fund took place on August 29, 2023, to approve an investment advisory agreement between the Advisor and Advisors Series Trust on behalf of the Fund (the “Proposal”).

All Fund shareholders of record at the close of business on June 30, 2023 (the “Record Date”), were entitled to vote. As of the Record Date, the Fund had 2,365,324 shares outstanding. Of the 1,394,491 shares present in person or by proxy, 1,383,857 or 99.24% voted in favor of the proposal (representing 58.51% of total outstanding shares), 10,055 or 0.72% voted against the Proposal, and 580 or 0.04% withheld from voting on the Proposal. Accordingly, the Proposal was approved.

Fort Pitt Capital Total Return Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees Advisors Series Trust and
Shareholders of Fort Pitt Capital Total Return Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Fort Pitt Capital Total Return Fund (the “Fund”), a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more funds in the trust since 2003.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 29, 2023

Fort Pitt Capital Total Return Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At the meeting held on May 22, 2023, the Board (which at the time was comprised of four persons, all of whom were Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered the initial approval of a new Investment Advisory Agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Fort Pitt Capital Group (the “Adviser”) on behalf of the Fort Pitt Capital Total Return Fund (the “Fund”) because Focus Financial Partners Inc., the ultimate parent company of the Adviser, agreed to be acquired by investment vehicles affiliated with Clayton, Dubilier & Rice, LLC and Stone Point Capital LLC. At the meeting, the Board received and reviewed substantial information regarding the Fund, the Adviser, and the services to be provided by the Adviser to the Fund under the Advisory Agreement. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations. Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s initial approval of the Advisory Agreement:

The nature, extent and quality of the services provided and to be provided by the Adviser. The Board considered the nature, extent and quality of the Adviser’s overall services provided to the Fund, as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of the portfolio managers, personnel changes among senior executives and portfolio managers, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Fund. The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer and the Adviser’s compliance record, as well as the Adviser’s cybersecurity program, liquidity risk management program, business continuity plan, and risk management process. The Board further considered the prior relationship between the Adviser and the Trust, as well as the Board’s knowledge of the Adviser’s operations, and noted that during the course of the prior year they had met with certain personnel of the Adviser to discuss the Fund’s performance and investment outlook as well as various marketing and compliance topics. The Board concluded that the Adviser had the quality and depth of personnel, resources, investment processes and compliance policies and procedures essential to performing its duties under the New Advisory Agreement. The Board also concluded that the nature, overall quality and extent of the management services provided to the Fund, were satisfactory and reliable and were not expected to change as a result of the New Advisory Agreement.

The Fund’s historical performance and the overall performance of the Adviser. In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-term performance of the Fund as of December 31, 2022, on both an absolute basis and a relative basis in comparison to its peer funds utilizing Morningstar classifications, appropriate securities market benchmarks, and a cohort that is comprised of similarly managed funds selected by an independent third-party consulting firm engaged by the Board to assist it in its 15(c) review (the “Cohort”). While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance. When reviewing performance against the comparative Morningstar peer group universe, the Board took into account that the investment objectives and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe. When reviewing the Fund’s performance against broad market benchmarks, the Board took into account the differences in portfolio construction between the Fund and such benchmarks as well as other differences between actively managed funds and passive benchmarks, such as objectives and risks. In assessing periods of relative underperformance or outperformance, the Board took into account that relative performance can be significantly impacted by performance measurement periods and that some periods of underperformance may be transitory in nature while others may reflect more significant underlying issues.

Fort Pitt Capital Total Return Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)
(Continued)

The Board noted that the Fund underperformed the Morningstar peer group and Cohort average for the one-, three-, five-, and ten-year periods ended December 31, 2022. The Board also reviewed the performance of the Fund against broad-based securities market benchmarks, noting that it had underperformed its primary and secondary benchmark for the one-, three-, five-, and ten-year periods ended December 31, 2022.

The Board also considered the Fund’s performance as compared to the Adviser’s similarly managed composite, but took into account the Adviser’s representation that its composite includes accounts with portfolios whose holdings differ significantly from the Fund.

Section 15(f) of the 1940 Act. In considering whether the arrangements between the Adviser and the Fund comply with the conditions of Section 15(f) of the 1940 Act, the Trustees reviewed the conditions of Section 15(f). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after closing of the transaction, at least 75% of the board members of the Trust cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. The Trustees considered that, consistent with the first condition of Section 15(f), neither the Adviser nor the Board was aware of any plans to reconstitute the Board following the change in control of the Adviser. Thus, at least 75% of the Trustees would not be “interested persons” of the Adviser for a period of three years after the change in control of the Adviser.

The second condition of Section 15(f) is that an “unfair burden” must not be imposed upon the Fund as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto. With respect to this second condition, the Board considered that the Adviser has undertaken to maintain the Fund’s current expense cap for the required 2‑year period. The Board concluded that no “unfair burden” is being imposed upon the Fund over the course of the required 2-year period.

The costs of the services to be provided by the Adviser and the structure of the Adviser’s fee under the Advisory Agreement. In considering the advisory fee and total expenses of the Fund, the Board reviewed comparisons to the Morningstar peer funds and the Cohort.

The Board noted that the Adviser had contractually agreed to limit the annual expense ratio for the Fund to no more than 1.00%, excluding certain operating expenses and class-level expenses (the “Expense Cap”). The Board noted that the contractual management fee and net expense ratio were above the average and median of its Cohort. The Board also noted that the net expense ratio was above the average of its Morningstar peer group.

Additionally, the Board considered that currently the shareholders of the Fund are primarily friends and family of the Adviser or clients with separately managed accounts. The Board determined that it would continue to monitor the appropriateness of the advisory fee for the Fund and concluded that, at this time, the fee to be paid to the Adviser was fair and reasonable.

Economies of Scale. The Board also considered whether economies of scale were being realized by the Adviser that should be shared with shareholders. The Board further noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed the specified Expense Cap. The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Adviser that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels increase.

Fort Pitt Capital Total Return Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)
(Continued)

The profits to be realized by the Adviser and its affiliates from their relationship with the Fund. The Board reviewed the Adviser’s financial information and took into account both the direct benefits and the indirect benefits to the Adviser from advising the Fund. The Board considered the profitability to the Adviser from its relationship with the Fund and considered any additional material benefits derived by the Adviser from its relationship with the Fund. The Board also considered that the Fund does not charge Rule 12b-1 fees, shareholder servicing plan fees or receive “soft dollar” benefits in exchange for Fund brokerage. The Board noted the Adviser stated there may be unquantifiable indirect benefits by the nature of market perception of scale in the management of the Fund. After such review, the Board determined that the profitability expected to accrue to the Adviser from fees payable under the New Advisory Agreement would not be excessive, and that the Adviser would continue to maintain adequate resources and profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the New Advisory Agreement, but rather the Trustees based their determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Trustees determined that the New Advisory Agreement with the Adviser, including the advisory fees, was fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the New Advisory Agreement would be in the best interest of the Fund and its shareholders.

Fort Pitt Capital Total Return Fund

NOTICE TO SHAREHOLDERS at October 31, 2023 (Unaudited)

For the year ended October 31, 2023, the Fort Pitt Capital Total Return Fund designated $525,014 as ordinary income and $4,854,929 as long-term capital gains for purposes of the dividends paid deduction.

For the year ended October 31, 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided by the Tax Cuts and Jobs Act of 2017.  The percentage of dividends declared from net investment income designated as qualified dividend income was 100%.

For corporate shareholders in the Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended October 31, 2023 was 100%.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM
(Unaudited)

The Fund has adopted a liquidity risk management program (the “program”). The Board has designated a committee at the Advisor to serve as the administrator of the program. The Advisor’s committee conducts the day-to-day operation of the program pursuant to policies and procedures administered by the committee.

Under the program, the Advisor’s committee manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. The committee’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by the committee regarding the operation and effectiveness of the program for the period July 1, 2022 through June 30, 2023. No significant liquidity events impacting the Fund were noted in the report. In addition, the committee provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

Fort Pitt Capital Total Return Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees(1)
Number of
				Portfolios	Other
				in Fund	Directorships
		Term of Office		Complex	Held
	Position Held	and Length of	Principal Occupation	Overseen by	During Past
Name, Address and Age	with the Trust	Time Served*	During Past Five Years	Trustee(2)	Five Years(3)

David G. Mertens	Chairman	Indefinite	Partner and Head of Business	1	Trustee,
(age 63)	of the	term;	Development, QSV Equity		Advisors
615 E. Michigan Street	Board	since	Investors, LLC, (formerly known		Series Trust
Milwaukee, WI 53202		October	as Ballast Equity Management,		(for series
		2023.	LLC) (a privately-held		not affiliated
	Trustee	Indefinite	investment advisory firm)		with the
		term;	(February 2019 to present);		Fund).
		since	Managing Director and Vice
		March	President, Jensen Investment
		2017.	Management, Inc. (a privately-
held investment advisory firm)
(2002 to 2017).

Joe D. Redwine	Trustee	Indefinite	Retired; formerly Manager,	1	Trustee,
(age 76)		term;	President, CEO, U.S. Bancorp		Advisors
615 E. Michigan Street		since	Fund Services, LLC,		Series Trust
Milwaukee, WI 53202		September	and its predecessors,		(for series
		2008.	(May 1991 to July 2017).		not affiliated
with the
Fund).

Michele Rackey	Trustee	Indefinite	Chief Executive Officer,	1	Trustee,
(age 64)		term;	Government Employees		Advisors
615 E. Michigan Street		since	Benefit Association (GEBA)		Series Trust
Milwaukee, WI 53202		January	(benefits and wealth management		(for series
		2023.	organization) (2004 to 2020);		not affiliated
			Board Member, Association		with the
			Business Services Inc. (ABSI)		Fund).
(for-profit subsidiary of the
American Society of Association
Executives) (2019 to 2020).

Fort Pitt Capital Total Return Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)
(Continued)

Officers

Term of Office
	Position Held	and Length of	Principal Occupation
Name, Address and Age	with the Trust	Time Served	During Past Five Years

Jeffrey T. Rauman	President,	Indefinite	Senior Vice President, Compliance and Administration,
(age 54)	Chief	term;	U.S. Bank Global Fund Services (February 1996 to present).
615 E. Michigan Street	Executive	since
Milwaukee, WI 53202	Officer and	December
	Principal	2018.
Executive
Officer

Kevin J. Hayden	Vice	Indefinite	Vice President, Compliance and Administration,
(age 52)	President,	term;	U.S. Bank Global Fund Services (June 2005 to present).
615 E. Michigan Street	Treasurer	since
Milwaukee, WI 53202	and Principal	January
	Financial	2023.
Officer

Cheryl L. King	Assistant	Indefinite	Vice President, Compliance and Administration,
(age 62)	Treasurer	term;	U.S. Bank Global Fund Services (October 1998 to present).
615 E. Michigan Street		since
Milwaukee, WI 53202		January
2023.

Richard R. Conner	Assistant	Indefinite	Assistant Vice President, Compliance and Administration,
(age 41)	Treasurer	term;	U.S. Bank Global Fund Services (July 2010 to present).
615 E. Michigan Street		since
Milwaukee, WI 53202		December
2018.

Joseph R. Kolinsky	Vice	Indefinite	Vice President, U.S. Bank Global Fund Services
(age 52)	President,	term;	(May 2023 to present); Chief Compliance Officer, Chandler
2020 E. Financial Way,	Chief	since	Asset Management, Inc. (2020 to 2022); Director,
Suite 100	Compliance	July	Corporate Compliance, Pacific Life Insurance Company
Glendora, CA 91741	Officer and	2023.	(2018 to 2019).
AML Officer

Elaine E. Richards	Vice	Indefinite	Senior Vice President, U.S. Bank Global Fund Services
(age 55)	President	term;	(July 2007 to present).
2020 E. Financial Way,	and	since
Suite 100	Secretary	September
Glendora, CA 91741		2019.

Fort Pitt Capital Total Return Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)
(Continued)

Term of Office
	Position Held	and Length of	Principal Occupation
Name, Address and Age	with the Trust	Time Served	During Past Five Years

Lillian A. Kabakali	Assistant	Indefinite	Vice President, U.S. Bank Global Fund Services
(age 42)	Secretary	term;	(April 2023 to present); Vice President, Compliance,
2020 E. Financial Way,		since	Guggenheim Partners Investment Management Holdings,
Suite 100		July	LLC (April 2019 to April 2023); Senior Associate,
Glendora, CA 91741		2023.	Compliance, Guggenheim Partners Investment Management
Holdings, LLC (January 2018 to April 2019).

*
The Trustees have designated a mandatory retirement age of 75, such that each Trustee, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs (“Retiring Trustee”). Upon request, the Board may, by vote of a majority of Trustees eligible to vote on such matter, determine whether or not to extend such Retiring Trustee’s term and on the length of a one-time extension of up to three additional years. At a meeting held December 7-8, 2022, by vote of the majority of Trustees (not including Mr. Redwine), Mr. Redwine’s term as Trustee was extended for three additional years to expire December 31, 2025.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of October 31, 2023, the Trust was comprised of 34 active portfolios managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment advisor with any other series.

(3)
“Other Directorships Held” includes only directorship of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 Act, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-866-688-8775.

Fort Pitt Capital Total Return Fund

HOUSEHOLDING

In an effort to decrease costs, the Fund will reduce the number of duplicate prospectuses, supplements, and certain other shareholder documents that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the Fund’s transfer agent toll free at 1-866-688-8775 to request individual copies of these documents. The Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Fort Pitt Capital Total Return Fund

PRIVACY POLICY

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

FORT PITT CAPITAL TOTAL RETURN FUND
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
1-866-688-8775

INVESTMENT ADVISOR
Fort Pitt Capital Group, LLC
680 Andersen Drive
Foster Plaza Ten, Suite 350
Pittsburgh, Pennsylvania 15220

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

CUSTODIAN
U.S. Bank N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

TRANSFER AGENT
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-866-688-8775

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

LEGAL COUNSEL
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, New York 10019

This report has been prepared for shareholders and may be
distributed to others only if preceded or accompanied by a current prospectus.

The Fund’s Proxy Voting Policies and Procedures are available without charge upon request by calling 1-866-688-8775. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available by calling 1-866-688-8775 and on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov. Information included in the Fund’s
Form N-PORT is also available, upon request, by calling 1-866-688-8775.

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. Joe D. Redwine and Ms. Michele Rackey are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant including the review of federal income tax returns, review of federal excise tax returns, review of state tax returns, if any, and assistance with calculation of required income, capital gain and excise distributions.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2023	FYE 10/31/2022
Audit Fees	$17,400	$17,400
Audit-Related Fees	N/A	N/A
Tax Fees	$3,600	$3,600
All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2023	FYE 10/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 10/31/2023	FYE 10/31/2022
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*     /s/ Jeffrey T. Rauman
 Jeffrey T. Rauman, President/Chief Executive Officer/Principal
 Executive Officer

Date   2/14/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive Officer/Principal
Executive Officer

Date   2/14/2024

By (Signature and Title)*    /s/ Kevin J. Hayden
Kevin J. Hayden, Vice President/Treasurer/Principal Financial
Officer

Date   2/14/2024

* Print the name and title of each signing officer under his or her signature.